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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934


       Date of Report (Date of earliest event reported) April 21, 1999


                            KALAN GOLD CORPORATION
            (Exact name of Registrant as specified in its charter)



         Colorado                          0-25658              84-1357927
(State or other jurisdiction             (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


                             Tower II, Suite 100,
                            12835 E. Arapahoe Road
                           Englewood, Colorado 80112
             (Address of principal executive offices and Zip Code)


                                (303) 706-1606
              (Registrant's telephone number including area code)

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                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         The Registrant has completed its acquisition of 100% of the issued and outstanding common shares of Animated Electronic Industries Sdn Bhd, a private Malaysian company (AEI), in exchange for approximately 87% of the ownership of the Registrant. The Registrant issued a total of 87,000,000 shares to the shareholders of AEI. There are no plans to reverse split any of the issued and outstanding shares of the Registrant in connection with this transaction.

         AEI had audited operating revenues of approximately $1.2 million US for the fiscal year ended 1998. For the fiscal year ended 1999, AEI anticipates operating revenues in the range of approximately
         $26 million US and has projected operating revenue in excess of $70 million US for the fiscal year ended 2000. Comparable after-tax profit was approximately $4.8 million US for the fiscal year ended 1998(which included the effect of an extraordinary item), is anticipated to be approximately $6.5 million US for the fiscal year ended 1999, and is projected to be in excess of $22 million for the fiscal year ended 2000.

         The Registrant has also signed an agreement with Gilt Guarantee Trust, Ltd., of London, England for a private placement of $20 million US of the Registrant's securities. The Registrant expects to complete this private placement in the second quarter of this fiscal year.

         The Registrant plans to apply for the NASDAQ National Market System at the conclusion of the acquisition. The Registrant currently trades on the NASD Bulletin Board.

         AEI is a provider of broadband multimedia wireless video communication throughout the country of Malaysia. A 60% subsidiary of AEI is the exclusive holder of a license from the Ministry of Energy, Telecommunications and Posts of Malaysia to provide a range of interactive multimedia applications and services, which includes the following:

         Interactive Distance Learning
         Live News Coverage
         Emergency Field Services, such as medical monitoring
         Remote Video Surveillance for various applications

         AEI operates under the name "VISIONET." In addition to the above-named applications, VISIONET provides support for design and production of interactive multimedia programs, data hosting, broadband Virtual Private Network

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         interconnection, digital video multi-cast and transmission of bandwidth-sensitive multimedia services in Malaysia.

         Safe Harbor Statement

         Investors should carefully consider the preceding information, as well as other information contained herein before making an investment in the common stock of the Registrant. Information contained in herein contains "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "may," "should," or "anticipates," or the negative thereof or given that the future results covered by such forward-looking statements will be achieved. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         See Item 1 above.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable

Item 5.  OTHER EVENTS

         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         The persons named below have been elected to the office or offices set forth opposite his name, to fill vacancies and serve until his successor is duly elected and shall qualify:

         NAME                          OFFICE
         ----                          ------
         Wan Abdul Razak bin Muda      Chairman and Director

         Patrick Soon-Hock Lim         President, Chief Executive Officer and Director

         Looi Hoi Fah                  Secretary and Director

         Messrs. Altberger and Raisch will remain as Directors.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.

         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not Applicable

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KALAN GOLD CORPORATION


Dated: April 21, 1999                  By: /s/ Patrick Soon-Hock Lim
                                          ---------------------------
                                          President